Exhibit 5(b)




                        FORM OF SUB-MANAGEMENT AGREEMENT


                           ASSET ALLOCATION PORTFOLIOS



      SUB-MANAGEMENT AGREEMENT, dated as of February __, 1996, by and between Citibank, N.A., a national banking association (the "Adviser"), and Miller Anderson & Sherrerd LLP, a limited liability partnership (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, the Adviser has been retained by Asset Allocation Portfolios, a New York trust (the "Trust"), to act as investment adviser to the Trust with respect to the series of the Trust designated as Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (each individually a "Portfolio" and collectively the "Portfolios"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser wishes to engage the Subadviser to provide certain investment advisory services for the Portfolios, and the Subadviser is willing to provide such investment advisory services for the Portfolios on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser hereby appoints the Subadviser to act as subadviser with respect to each of the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolios for the compensation provided by this Agreement.

     2. Duties of the Subadviser. The Subadviser shall provide the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Portfolio and what portion, if any, of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio. In making purchases or sales of securities or other property for the account of a Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of Portfolios and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Adviser shall pay to the Subadviser out of the management fee it receives from the Trust, and only to the extent thereof, an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Portfolios allocated to the Subadviser:

                0.625% on the first $25 million;
                0.375% on the next $75 million;
                0.250% on the next $400 million; and
                0.20% on assets in excess of $500 million.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated. Neither the Trust nor the Portfolios shall be liable to the Subadviser for the compensation of the Subadviser.

      If in any fiscal year the aggregate expenses of a Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio and any fund investing its assets therein, the Adviser may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Portfolio relative to the Subadviser and its partners, directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Trust, on behalf of the Portfolios, is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolios are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolios. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until February __, 1998, on which date it will terminate unless its continuance after February __, 1998 is "specifically approved at least annually"

(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Portfolio.

      This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Portfolio shall not terminate this Agreement as it applies to the remaining Portfolios.

      This Agreement constitutes the entire agreement between the parties and may be amended as to any Portfolio only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Portfolio shall not, without more, amend such term with respect to any other Portfolio.

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIBANK, N.A.                MILLER ANDERSON & SHERRERD LLP

By:                           By:

Title:                        Title:




The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration. The Trust does not hereby undertake, on behalf of the Portfolios or otherwise, any obligation to the Subadviser.

ASSET ALLOCATION PORTFOLIOS
on behalf of Asset Allocation Portfolio 200,
Asset Allocation Portfolio 300,
Asset Allocation Portfolio 400 and
Asset Allocation Portfolio 500


By:

Title:

                        FORM OF SUB-MANAGEMENT AGREEMENT


                           ASSET ALLOCATION PORTFOLIOS



      SUB-MANAGEMENT AGREEMENT, dated as of February __, 1996, by and between Citibank, N.A., a national banking association (the "Adviser"), and Pacific Investment Management Company, a __________ limited partnership (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, the Adviser has been retained by Asset Allocation Portfolios, a New York trust (the "Trust"), to act as investment adviser to the Trust with respect to the series of the Trust designated as Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (each individually a "Portfolio" and collectively the "Portfolios"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser wishes to engage the Subadviser to provide certain investment advisory services for the Portfolios, and the Subadviser is willing to provide such investment advisory services for the Portfolios on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser hereby appoints the Subadviser to act as subadviser with respect to each of the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolios for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Portfolio and what portion, if any, of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio. In making purchases or sales of securities or other property for the account of a Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of Portfolios and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Adviser shall pay to the Subadviser out of the management fee it receives from the Trust, and only to the extent thereof, an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Portfolios allocated to the Subadviser:

                0.35% on the first $25 million;
                0.25% on the next $25 million; and
                0.20% on remaining assets.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated. Neither the Trust nor the Portfolios shall be liable to the Subadviser for the compensation of the Subadviser.

      If in any fiscal year the aggregate expenses of a Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio and any fund investing its assets therein, the Adviser may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Portfolio relative to the Subadviser and its partners, directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Trust, on behalf of the Portfolios, is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolios are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolios. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until February __, 1998, on which date it will terminate unless its continuance after February __, 1998 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not

"interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Portfolio.

      This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Portfolio shall not terminate this Agreement as it applies to the remaining Portfolios.

      This Agreement constitutes the entire agreement between the parties and may be amended as to any Portfolio only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Portfolio shall not, without more, amend such term with respect to any other Portfolio.

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIBANK, N.A.                PACIFIC INVESTMENT
                               MANAGEMENT COMPANY

By:                           By:

Title:                        Title:




The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration. The Trust does not hereby undertake, on behalf of the Portfolios or otherwise, any obligation to the Subadviser.

ASSET ALLOCATION PORTFOLIOS
on behalf of Asset Allocation Portfolio 200,
Asset Allocation Portfolio 300,
Asset Allocation Portfolio 400 and
Asset Allocation Portfolio 500


By:

Title:

                        FORM OF SUB-MANAGEMENT AGREEMENT



                           ASSET ALLOCATION PORTFOLIOS



      SUB-MANAGEMENT AGREEMENT, dated as of February __, 1996, by and between Citibank, N.A., a national banking association (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, the Adviser has been retained by Asset Allocation Portfolios, a New York trust (the "Trust"), to act as investment adviser to the Trust with respect to the series of the Trust designated as Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (each individually a "Portfolio" and collectively the "Portfolios"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser wishes to engage the Subadviser to provide certain investment advisory services for the Portfolios, and the Subadviser is willing to provide such investment advisory services for the Portfolios on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser hereby appoints the Subadviser to act as subadviser with respect to each of the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolios for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Portfolio and what portion, if any, of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio. In making purchases or sales of securities or other property for the account of a Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of Portfolios and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Adviser shall pay to the Subadviser out of the management fee it receives from the Trust, and only to the extent thereof, an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Portfolios allocated to the Subadviser:

                0.75% on the first $20 million; and
                0.60% on assets in excess of $20 million.

In no event will fees paid to the Subadviser be less than $75,000 per annum. If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated. Neither the Trust nor the Portfolios shall be liable to the Subadviser for the compensation of the Subadviser.

      If in any fiscal year the aggregate expenses of a Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio and any fund investing its assets therein, the Adviser may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Portfolio relative to the Subadviser and its directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Trust, on behalf of the Portfolios, is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolios are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolios. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

      8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until February __, 1998, on which date it will terminate unless its continuance after February __, 1998 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not

"interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Portfolio.

      This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Portfolio shall not terminate this Agreement as it applies to the remaining Portfolios.

      This Agreement constitutes the entire agreement between the parties and may be amended as to any Portfolio only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Portfolio shall not, without more, amend such term with respect to any other Portfolio.

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIBANK, N.A.                T. ROWE PRICE ASSOCIATES, INC.

By:                           By:

Title:                        Title:




The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration. The Trust does not hereby undertake, on behalf of the Portfolios or otherwise, any obligation to the Subadviser.

ASSET ALLOCATION PORTFOLIOS
on behalf of Asset Allocation Portfolio 200,
Asset Allocation Portfolio 300,
Asset Allocation Portfolio 400 and
Asset Allocation Portfolio 500


By:

Title:

                        FORM OF SUB-MANAGEMENT AGREEMENT



                           ASSET ALLOCATION PORTFOLIOS



      SUB-MANAGEMENT AGREEMENT, dated as of February __, 1996, by and between Citibank, N.A., a national banking association (the "Adviser"), and Hotchkis & Wiley, a __________ general partnership (the "Subadviser").

                              W I T N E S S E T H:

      WHEREAS, the Adviser has been retained by Asset Allocation Portfolios, a New York trust (the "Trust"), to act as investment adviser to the Trust with respect to the series of the Trust designated as Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (each individually a "Portfolio" and collectively the "Portfolios"), and

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

      WHEREAS, the Adviser wishes to engage the Subadviser to provide certain investment advisory services for the Portfolios, and the Subadviser is willing to provide such investment advisory services for the Portfolios on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser hereby appoints the Subadviser to act as subadviser with respect to each of the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolios for the compensation provided by this Agreement.

      2. Duties of the Subadviser. The Subadviser shall provide the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Portfolio and what portion, if any, of the assets of a Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio. In making purchases or sales of securities or other property for the account of a Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

      3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of Portfolios and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Adviser shall pay to the Subadviser out of the management fee it receives from the Trust, and only to the extent thereof, an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Portfolios allocated to the Subadviser:

                0.60% on the first $10 million;
                0.55% on the next $40 million;
                0.45% on the next $100 million;
                0.35% on the next $150 million; and
                0.30% on remaining assets.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated. Neither the Trust nor the Portfolios shall be liable to the Subadviser for the compensation of the Subadviser.

     If in any fiscal year the aggregate expenses of a Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio and any fund investing its assets therein, the Adviser may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Portfolio relative to the Subadviser and its directors and officers.

      6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Trust, on behalf of the Portfolios, is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

      7. Activities of the Subadviser. The services of the Subadviser to the Portfolios are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolios. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until February __, 1998, on which date it will terminate unless its continuance after February __, 1998 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Portfolio.

      This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Portfolio shall not terminate this Agreement as it applies to the remaining Portfolios.

      This Agreement constitutes the entire agreement between the parties and may be amended as to any Portfolio only if such amendment is approved by the Subadviser and the vote of a majority of the outstanding voting securities" of that Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Portfolio shall not, without more, amend such term with respect to any other Portfolio.

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIBANK, N.A.                HOTCHKIS & WILEY

By:                           By:

Title:                        Title:




The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration. The Trust does not hereby undertake, on behalf of the Portfolios or otherwise, any obligation to the Subadviser.

ASSET ALLOCATION PORTFOLIOS
on behalf of Asset Allocation Portfolio 200,
Asset Allocation Portfolio 300,
Asset Allocation Portfolio 400 and
Asset Allocation Portfolio 500


By:

Title: